Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2005

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2005, Micromuse Inc. entered into an Agreement and Plan of Merger by and among Micromuse Inc., Brinks Acquisition, Inc. (a subsidiary of Micromuse) and GuardedNet, Inc., a privately held software company based in Atlanta, Georgia. Pursuant to the merger agreement, and subject to satisfaction or waiver of the conditions set forth in the merger agreement, Micromuse has agreed to acquire GuardedNet for $16.2 million in cash. The merger is subject to closing conditions and sets forth the termination rights of each party. The foregoing summary is not a complete description of the merger agreement and is qualified in its entirety by reference to the merger agreement filed as Exhibit 2.2 to this Form 8-K and incorporated in this Item 1.01 by this reference.

The Merger Agreement contains representations and warranties of Micromuse, its acquisition subsidiary and GuardedNet, Inc. that these parties made to each other as of specific dates. For reasons noted below, no investors in Micromuse or other persons not parties to this agreement should rely on these representations and warranties as statements of factual information or for any other purpose. The representations and warranties were made solely for purposes of this agreement between, and only for the benefit of, the specified signing parties, and may be subject to important exceptions or limitations negotiated by the parties or contained in exhibits or schedules that are not being filed with the agreement. Also, some of the representations and warranties may be subject to contractual materiality or other standards in order to allocate risk between the named parties or for other purposes. None of the representations and warranties have been prepared for the purpose of disclosing information to investors in Micromuse or with the expectation that non-parties would rely on them.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit:

2.2	Agreement and Plan of Merger by and among Micromuse Inc., Brinks Acquisition, Inc., (subsidiary of Micromuse) and GuardedNet, Inc.*

*	The exhibits and schedules listed in the table of contents in this exhibit are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC.

Date: July 1, 2005	By:	/s/ Nell O’Donnell
	Name:	Nell O’Donnell
	Title:	Senior Vice President and Secretary

3

EXHIBIT INDEX

Exhibit Number	Description
2.2	Agreement and Plan of Merger by and among Micromuse Inc., Brinks Acquisition, Inc. (subsidiary of Micromuse) and GuardedNet, Inc.*

*	The exhibits and schedules listed in the table of contents in this exhibit are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request.

4